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                         NATIONS SEPARATE ACCOUNT TRUST

                       NATIONS ASSET ALLOCATION PORTFOLIO
                        NATIONS MIDCAP GROWTH PORTFOLIO

                         SUPPLEMENT DATED JULY 7, 2003
                       TO PROSPECTUSES DATED MAY 1, 2003

  I. NATIONS ASSET ALLOCATION PORTFOLIO. Effective August 1, 2003, the prospectuses for Nations Asset Allocation Portfolio are hereby supplemented by replacing the paragraph entitled "INVESTMENT IN ANOTHER NATIONS FUND" under the heading "ABOUT THE PORTFOLIOS -- NATIONS ASSET ALLOCATION PORTFOLIO -- RISKS AND OTHER THINGS TO CONSIDER" with the following:

  - INVESTMENT IN OTHER NATIONS FUNDS -- The Portfolio may pursue its high yield securities strategy by investing in High Yield Portfolio rather than directly in high yield securities. High Yield Portfolio is a registered investment company in the Nations Funds Family whose interests are offered by private placements only. BACAP and its affiliates may be entitled to reimbursement for certain expenses from High Yield Portfolio in addition to the fees which they are entitled to receive from Nations Asset Allocation Portfolio for services provided directly. The Portfolio may also pursue its fixed income securities strategy by investing in Nations Bond Fund. BACAP and its affiliates are entitled to receive fees from Nations Bond Fund for providing advisory and other services, in addition to the fees which they are entitled to receive from Nations Asset Allocation Portfolio for services provided directly. BACAP and its affiliates may waive fees which they are entitled to receive from either High Yield Portfolio or Nations Bond Fund.

  II. NATIONS MIDCAP GROWTH PORTFOLIO. Effective September 5, 2003, the prospectuses for Nations MidCap Growth Portfolio are hereby supplemented by replacing the discussion of the Portfolio under the heading "ABOUT THE PORTFOLIOS" with the discussion below, which reflects changes to the investment objective and principal investment strategies of the Portfolio.

NATIONS MIDCAP GROWTH PORTFOLIO

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ABOUT THE ADVISER

BACAP IS THE PORTFOLIO'S ADVISER. BACAP'S SMALL&MIDCAP GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.

WHAT IS A MIDCAP GROWTH PORTFOLIO?

A MIDCAP GROWTH PORTFOLIO INVESTS IN MEDIUM-SIZED COMPANIES WHOSE EARNINGS ARE EXPECTED TO GROW OR TO CONTINUE GROWING. THESE COMPANIES MAY BE EXPANDING IN EXISTING MARKETS, ENTERING INTO NEW MARKETS, DEVELOPING NEW PRODUCTS OR INCREASING THEIR PROFIT MARGINS BY GAINING MARKET SHARE OR STREAMLINING THEIR OPERATIONS.

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(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks long-term capital growth by investing primarily in equity securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Portfolio will invest at least 80% of its assets in U.S. companies whose market capitalizations are within the range of companies within the Russell MidCap Growth Index (currently between $399 million and $18 billion) and that are believed to have the potential for long-term growth. The Portfolio generally holds 75 to 130 equity securities.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

  - company meetings/conferences

  - independent industry analysis

  - quantitative analysis

  - Wall Street (brokerage) research

The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  - gaining an in-depth understanding of the company's business

  - evaluating the company's growth potential, risks and competitive strengths

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THESE COMPANIES CAN HAVE BETTER POTENTIAL FOR RAPID EARNINGS THAN LARGER
COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK IN SALES THAN LARGER, MORE ESTABLISHED COMPANIES.

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  - discussing its growth strategy with company management

  - validating the growth strategy with external research

The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

In actively managing the Portfolio, the team considers the characteristics of the Russell MidCap Growth Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when its price reaches a target set by the team, if the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

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